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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        The Company entered into a Bridge Loan Agreement, dated as of February 27, 2006 (the "Loan Agreement"), with Double U Master Fund L.P, an institutional investor, (the "Investor"), pursuant to which the Investor loaned the Company on March 1, 2006 the aggregate amount of $500,000 (before the payment of offering related fees and expenses). The Investor previously loaned the Company $500,000 of the $1,000,000 in principal amount loaned to the Company under the Bridge Loan Agreement dated as of December 15, 2005 (the "December 2005 Loan Agreement"), as disclosed in the Company's Current Report on Form 8-K filed on December 23, 2005 (the "December 2005 8-K"). Subsequent to the March 1, 2006 Funding, the Company obtained from the Investor a commitment for an additional $500,000 (the "Additional Loan Commitment") pursuant to a Bridge Loan Agreement dated as of March 7, 2006 (together with the Loan Agreement the "Loan Agreements") which the Company expects to close during this week.

        To secure the Company's obligations under the Loan Agreements, the Security Interest Agreement dated as of December 15, 2005 (the "Security Agreement") between the Company and the Secured Parties named therein was amended to reflect the Investor's new loans. Under the Security Agreement, a copy of which was filed as an exhibit to the December 2005 8-K, the Company has granted the Secured Parties a security interest in substantially all of its assets, including without limitation, its intellectual property, on the terms and conditions set forth therein. The security interest terminates upon payment or satisfaction of all of the Company's obligations under the Loan Agreements, the December 2005 Loan Agreement and the Bridge Loan Agreement dated as of January 20, 2006 between the Company and the investors named therein, as disclosed in the Company's Current Report on Form 8-K filed on January 26, 2006.

        Pursuant to the Loan Agreement, the Company issued to the Investor its secured promissory note in the aggregate principal amount of $530,665 (the "Note"), representing an original issue discount of 6.133%. The Note is scheduled to mature on the date (the "Maturity Date") which is the earlier of
(i) June 1, 2006 or (ii) the date on which the Company completes a subsequent financing that generates, on a cumulative basis together with any other interim financings, gross proceeds to the Company of at least $3.5 million. Prior to the Maturity Date, the Company may, at its option, prepay the Note in whole or in part. If not paid at maturity, interest on the Note will accrue at 14% per annum from the Maturity Date until the actual date of payment. On the closing of the Additional Loan Commitment, the Company will issue to the Investor an additional promissory note scheduled to mature on the Maturity Date on terms substantially similar to the Note.

        Under the terms of the Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:
(i) the Company's failure to pay principal and interest when due on this Note or any other series of the notes issued under the loan agreements referred to above, (ii) the Company's material breach of any of the representations or warranties made in the Loan Agreement, the Note or the other transaction documents, (iii) the Company's failure to observe any undertaking contained in the Note or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, or (iv) the Company's insolvency or liquidation or a bankruptcy event, (v) the entry of money judgment or similar process in excess of $750,000 if such judgment remains unvacated for 60 days.

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        In connection with the closing under the Loan Agreement, the Company has issued to the Investor five-year warrants to purchase in the aggregate up to 250,000 shares of Common Stock at a per share exercise price of $1.50 (the "Bridge Loan Warrant"). The exercise price of the Bridge Loan Warrant is also subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or, under certain circumstances (including obtaining appropriate consent of certain other parties), if prior to the expiration of exercise period, the Company issues warrants having a lower exercise price to investors in a subsequent financing transaction. The holder of the Bridge Loan Warrant is entitled to exercise the warrant on a cashless basis at any time following the first anniversary of its issuance if, at the time of exercise, there is no effective registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant. On the closing of the Additional Loan Commitment, the Company will issue to the Investor five year warrants for an additional 250,000 shares of Common Stock at a per share exercise of $1.50 and otherwise on terms substantially similar as the Bridge Loan Warrant.

        Under the Loan Agreements, the Company granted to the Investor piggy-back registration rights with respect to the shares of Common Stock issuable upon exercise of the Bridge Loan Warrants.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Exhibits.

None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006
                                        /s/ Frank Galuppo
                                        -----------------
                                        Frank Galuppo
                                        President and Chief Executive Officer